                                                                      EXHIBIT 18

                                 THE GALAXY FUND
                                   ("GALAXY")

                              AMENDED AND RESTATED
                  PLAN PURSUANT TO RULE 18f-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM


                                 I. INTRODUCTION


                  On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On May 25, 1995, the Board of Trustees of Galaxy authorized Galaxy to operate its multi-class distribution structure in compliance with Rule 18f-3. On October 10, 1995, Galaxy filed a Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "1995 Prior Plan"), which had been approved by the Board of Trustees of Galaxy on September 7, 1995, with the Commission. Prior to the filing of the 1995 Prior Plan, Galaxy operated a multi-class distribution structure pursuant to an exemptive order granted by the Commission on February 19, 1992. On March 1, 1996, Galaxy filed an Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "1996 Prior Plan"), which had been approved by the Board of Trustees of Galaxy on December 7, 1995. The Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system presented herewith, which was approved by the Board of Trustees of Galaxy on December 5, 1996, shall become effective when it is filed with the Commission and thereafter shall supersede both the 1995 Prior Plan and the 1996 Prior Plan.


                            II. ATTRIBUTES OF CLASSES

A.       Generally

                  Equity Funds

                  Galaxy shall offer (a) three classes of shares -Retail A Shares, Retail B Shares and Trust Shares -- in the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund,

Asset Allocation Fund and Growth and Income Fund, and (b) two classes of shares -- Retail A Shares and Trust Shares -- in the International Equity Fund, Equity Income Fund and Small Cap Value Fund (each a "Fund" and collectively, the "Equity Funds").

                  Bond Funds

                  Galaxy shall offer (a) three classes of shares -Retail A Shares, Retail B Shares and Trust Shares -- in the Short-Term Bond Fund, High Quality Bond Fund and Tax-Exempt Bond Fund, and (b) two classes of shares -- Retail A Shares and Trust Shares -- in the Intermediate Government Income Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund and Corporate Bond Fund (each a "Fund" and collectively, the "Bond Funds").

                  Money Market Funds

                  Galaxy shall offer (a) three classes of shares -Retail A Shares, Retail B Shares and Trust Shares -- in the Money Market Fund, and (b) two classes of shares -- Retail A Shares and Trust Shares -- in the Government Fund, Tax-Exempt Fund and U.S. Treasury Fund (each a "Fund" and collectively, the "Money Market Funds").

                  In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, the Retail A Shares, the Retail B Shares and the Trust Shares of each Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to the Shareholder Services Plan or Distribution and Services Plan adopted for that class, (ii) transfer agency expenses, and (iii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent Trustees; (b) the fact that
(i) the Retail A Shares shall vote separately on any matter submitted to holders of Retail A Shares that pertains to the Shareholder Services Plan adopted for that class; (ii) the Retail B Shares shall vote separately on any matter submitted to holders of Retail B Shares that pertains to the Distribution and Services Plan adopted for that class; (iii) the Trust Shares shall vote separately on any matter submitted to holders of Trust Shares that pertains to the Shareholder Services Plan adopted for that class; and (iv) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class; (c) the exchange privileges of each class of shares; (d) the designation of each class of shares; and (e) the different shareholder services relating to a class of shares.

B.       Distribution Arrangements, Expenses and Sales Charges

                  1.       Equity Funds

                           RETAIL A SHARES

                           Retail A Shares of the Equity Funds shall be
offered to individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors") and shall be offered to Fleet Brokerage Securities Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") who purchase the shares on behalf of their customers ("Customers") who are the beneficial owners of the shares.

                           Retail A Shares of the Equity Funds shall be
subject to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds.

                           Retail A Shares of the Equity Funds shall further
be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                           Retail A Shares of the Equity Funds shall further
be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

                           Galaxy shall initially limit the total fees
payable by Retail A Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                           RETAIL B SHARES

                           Retail B Shares of the Equity Funds shall be
offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                           Retail B Shares of the Equity Funds, if redeemed
within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower.

                           Retail B Shares of the Equity Funds shall be
further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class (a) for distribution expenses, which shall not initially exceed .65% (on an annual basis) of the average daily net asset value of the Equity Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares;
(b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially;

(f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           TRUST SHARES

                           Trust Shares of the Equity Funds shall be offered
to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans. Trust Shares of the International Equity Fund also shall be offered to clients, partners and employees of Wellington Management Company, the sub-adviser to that Fund.

                           Trust Shares of the Equity Funds shall not be
subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

                  2.       Bond Funds

                           RETAIL A SHARES

                           Retail A Shares of the Bond Funds (other than the
Corporate Bond Fund) shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Retail A Shares of the Corporate Bond Fund shall not initially be offered to investors.

                           Retail A Shares of the Bond Funds shall be subject
to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds.

                           Retail A Shares of the Bond Funds shall further be
subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                           Retail A Shares of the Bond Funds shall further be
subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15%

(on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.


                           Galaxy shall initially limit the total fees
payable by Retail A Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                           RETAIL B SHARES

                           Retail B Shares of the Bond Funds shall be offered
to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                           Retail B Shares of the Bond Funds, if redeemed
within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower.

                           Retail B Shares of the Bond Funds shall be further
subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class (a) for distribution expenses, which shall not initially exceed
 .65% (on an annual basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Rules of Fair Practice of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares;
(b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing subaccounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           TRUST SHARES

                           Trust Shares of the Bond Funds (other than the
Rhode Island Municipal Bond Fund) shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and, with respect to each Bond Fund other than the tax-exempt Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund shall also be offered to Direct Investors and to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Trust Shares of the Rhode Island Municipal Bond Fund shall not initially be offered to investors.

                           Trust Shares of the Bond Funds shall not be
subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

                  3.       Money Market Funds

                           RETAIL A SHARES

                           Retail A Shares of the Money Market Funds shall be
offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers.

                           Retail A Shares of the Money Market Funds shall
not be subject to a sales charge.

                           Retail A Shares of the Money Market Funds shall be
subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of the Retail A Shares beneficially owned by Customers of Institutions.

                           Services provided by Institutions for such fee may
include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing customers with information as to their position in shares; (d) providing sub-accounting with respect to Retail A Shares or the information necessary for subaccounting; and (e) providing periodic mailings to Customers.

                           Galaxy shall initially limit the shareholder
servicing fee payable by Retail A Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                           RETAIL B SHARES

                           Retail B Shares of the Money Market Fund shall not
be available for purchase, but shall be available only upon exchange of Retail B Shares of an Equity Fund or Bond Fund for Retail B Shares of the Money Market Fund.

                           Galaxy shall not impose an exchange or contingent
deferred sales charge at the time Retail B Shares of an Equity Fund or Bond Fund are exchanged for Retail B Shares of the Money Market Fund. Retail B Shares of the Money Market Fund, if redeemed within six years of purchase of the exchanged Retail B Shares of an Equity Fund or Bond Fund, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price of the exchanged Investor B Shares or redemption proceeds, whichever is lower.

                           Retail B Shares of the Money Market Fund shall be
further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class (a) for distribution expenses, which shall not initially exceed .65% (on an annual basis) of the average daily net asset value of the Money Market Fund's outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .05% of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .05% of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of Service

Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares;
(b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           TRUST SHARES

                           Trust Shares in the Money Market Funds shall be
offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and with respect to each Money Market Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans.

                           Trust Shares in the Money Market Funds shall not
be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

C.       Exchange Privileges

                  RETAIL A SHARES

                  Holders of Retail A Shares generally shall be permitted to exchange their Retail A Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors Inc. or its affiliates in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Fund that imposes a sales charge.
Galaxy shall not initially charge any exchange fee.

                  RETAIL B SHARES

                  Holders of Retail B Shares generally shall be permitted to exchange their Retail B Shares in a Fund for Retail B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

                  TRUST SHARES

                  Galaxy shall not initially offer holders of Trust Shares an exchange privilege.

D.       Conversion Features

                  RETAIL A SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Retail A Shares.

                  RETAIL B SHARES

                  Retail B Shares acquired by purchase generally shall convert automatically to Retail A Shares, based on relative net asset value, six years after the beginning of the calendar month in which the Shares were purchased. Retail B Shares of the Money Market Fund generally shall convert automatically to Retail A Shares, based on relative net asset value, six years after the date of purchase of the exchanged Retail B Shares of an Equity Fund or Bond Fund.

                  Retail B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Retail A Shares, based on relative net asset value, at the earlier of (a) six years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions.

                  TRUST SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Trust Shares.

E.       Shareholder Services

                  1.       Retirement Plans

                           RETAIL A SHARES AND RETAIL B SHARES

                           Galaxy shall initially make Retail A Shares and
Retail B Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with the following tax-deferred prototype retirement plans: individual retirement accounts, simplified employee pension plans, multi-employee retirement plans and Keogh plans.

                           TRUST SHARES

                           Galaxy shall not initially make Trust Shares of
the Funds available for purchase in connection with any retirement plans.

                  2.       Checkwriting Privilege

                           RETAIL A SHARES AND RETAIL B SHARES - MONEY MARKET FUNDS

                           Galaxy shall initially offer a checkwriting
privilege to holders of Retail A Shares and/or Retail B Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by Galaxy.

                           RETAIL A SHARES AND RETAIL B SHARES - EQUITY FUNDS AND BOND FUNDS

                           Galaxy shall not initially offer a checkwriting
privilege to holders of Retail A Shares or Retail B Shares of the Equity or Bond Funds.

                           TRUST SHARES

                           Galaxy shall not initially offer a checkwriting
privilege to holders of Trust Shares.

                  3.       Automatic Investment Program

                           RETAIL A SHARES AND RETAIL B SHARES

                           Direct Investors shall initially be offered an
automatic investment program whereby a Direct Investor generally may purchase Retail A Shares and/or Retail B Shares of a Fund on a monthly or quarterly basis by having a specific amount of money debited from his/her account at a financial institution.

                           Galaxy shall not initially offer an automatic
investment program to Customers of Institutions.

                           TRUST SHARES

                           Galaxy shall not initially offer an automatic
investment program to holders of Trust Shares.

                  4.       Systematic Withdrawal Plan

                           RETAIL A SHARES AND RETAIL B SHARES

                           Direct Investors shall initially be offered a
systematic withdrawal plan which, in general, shall permit a Direct Investor to automatically redeem Retail A Shares and/or Retail B Shares on a monthly, quarterly, semi-annual or annual basis.

                           Galaxy shall not initially offer a systematic
withdrawal plan to Customers of Institutions.

                           TRUST SHARES

                           Galaxy shall not initially offer a systematic
withdrawal plan to holders of Trust Shares.

                  5.       College Investment Program

                           RETAIL A SHARES AND RETAIL B SHARES

                           Direct Investors shall initially be offered a
college investment program whereby a Direct Investor may purchase Retail A Shares and/or Retail B Shares of a Fund as a means to finance a college savings plan.

                           Galaxy shall not initially offer a college
investment program to Customers of Institutions.

                           TRUST SHARES

                           Galaxy shall not initially offer a college
investment program to holders of Trust Shares.

                  6.       Direct Deposit Program

                           RETAIL A SHARES AND RETAIL B SHARES

                           Direct Investors receiving social security
benefits shall initially be eligible for a direct deposit program whereby a Direct Investor generally may purchase Retail A Shares and/or Retail B Shares of a Fund by having social security payments automatically deposited into his or her Fund account.

                           Galaxy shall not initially offer a direct deposit
program to Customers of Institutions.

                           TRUST SHARES

                           Galaxy shall not initially offer a direct deposit
program to holders of Trust Shares.

                  7.       Information Services

                           RETAIL A SHARES AND RETAIL B SHARES

                           Holders of Retail A Shares and Retail B Shares
shall initially be able to obtain Fund performance and investment information 24 hours a day, 7 days a week by telephoning the Galaxy Information Center - 24 Hour Information Service.

                           Galaxy shall initially offer Direct Investors a
Voice Response System which, in general, will provide a Direct Investor with automated telephone access to Fund and account information and the ability to make telephone exchanges and redemptions. Galaxy shall not initially offer Customers of Institutions a voice response system.

                           Galaxy shall initially offer Direct Investors a
Galaxy Shareholder Services telephone number which, in general, will provide a Direct Investor with account information and recent exchange transaction information. Galaxy shall not initially offer Customers of Institutions a shareholder services telephone number.

                           TRUST SHARES

                           Galaxy shall initially offer holders of Trust
Shares a telephone number to call for applications and information concerning initial purchases and current performance and a telephone number to call for additional purchases, redemptions, exchanges and other shareholder services.

                           Galaxy shall initially offer holders of Trust
Shares in the Corporate Bond Fund the information services described for Retail Shares.

                  8.       Payroll Deduction Program

                           RETAIL A SHARES AND RETAIL B SHARES

                           Direct Investors shall initially be offered a
payroll deduction program whereby a Direct Investor may purchase Retail A Shares and/or Retail B Shares of a Fund each pay period by having a specific amount of money debited from his/her paycheck.

                           Galaxy shall not initially offer a payroll
deduction program to Customers of Institutions.

                           TRUST SHARES

                           Galaxy shall not initially offer a payroll
deduction program to holders of Trust Shares.

F.       Methodology for Allocating Expenses Between Classes

                  Prior to determining each day's dividends/distributions for each class of shares, the following expense items shall be calculated as indicated:

         General Expenses

                  The general expenses of a Money Market Fund will be allocated between the classes of shares, based upon the relative shares outstanding. The general expenses of an Equity Fund or Bond Fund will be allocated between the classes of shares, based upon the average daily net assets of each class of shares.

         Class Expenses

                  SHAREHOLDER SERVICES PLAN PAYMENTS - RETAIL A SHARES

                  Retail A Shares will pay a shareholder servicing fee pursuant to a Shareholder Services Plan adopted for that class which will be multiplied by the daily net asset value of the outstanding shares in the class (beneficially owned by customers of Service Organizations that provide administrative support services under the Plan), the product of which will be divided by 365 days to arrive at the daily expense accrual for that class.

                  DISTRIBUTION AND SERVICES PLAN PAYMENTS - RETAIL B
                  SHARES

                  Retail B Shares will pay a distribution fee, a shareholder liaison services fee, and an administrative support services fee pursuant to the Distribution and Services Plan adopted for that class which, with respect to each such fee, will be multiplied by the daily net asset value of the outstanding shares in the class (in the case of the shareholder liaison services fee and the administrative support services fee, outstanding shares in the class beneficially owned by Customers of Service Organizations that provide such services under the Plan), the product of which will be divided by 365 days to arrive at the daily expense accrual for that class.

                  TRANSFER AGENCY EXPENSES

                  Retail A Shares, Retail B Shares and Trust Shares will pay different transfer agency expenses based on the number of open accounts attributable to each class and other out-of-pocket expenses, the sum total of which for each class of shares will be divided by 365 days to arrive at the daily transfer agency expense accrual for each class of shares.